Leases	12 Months Ended
Dec. 31, 2020
Disclosure Text Block [Abstract]
LEASES
NOTE 13:-	LEASES

The Company’s leases include offices and warehouses for its facilities worldwide, as well as car leases, which are all classified as operating leases. Certain leases include renewal options that are under the Company’s sole discretion. The renewal options were included in the right of use (“ROU”) and liability calculation if it was reasonably certain that the Company will exercise the option.

The components of lease expense for the years ended December 31, 2020 and 2019 were as follows:

	Year ended December 31,
	2020	2019

Operating lease	$4,544	$3,857
Short-term lease	34	131

Total lease expense	$4,578	$3,988

Cash paid for amounts included in the measurement of operating lease liabilities was $4,635 and $3,910 during the years ended December 31, 2020 and 2019, respectively.

The Company’s operating lease agreements have remaining lease terms ranging from 1 year to 10 years, including agreements with options to extend the leases for up to 5 years.

For the year ended December 31, 2020, the weighted average remaining lease term is approximately 8.7 years, and the weighted average discount rate is 3 percent. The discount rate was determined based on the estimated collateralized borrowing rate of the Company, adjusted to the specific lease term and location of each lease.

Maturities of operating lease liabilities as of December 31, 2020 were as follows:

2021	$4,506
2022	3,544
2023	2,604
2024	2,458
2025 and after	11,812

Total operating lease payments	$24,924

Less - imputed interest	2,279

Present value of lease liabilities	$22,645